CORPORATE VISION, INC.


October 13, 1999



Dear Corporate Vision Stockholder,

We are pleased to announce the 1999 Corporate Vision, Inc stockholders meeting. The meeting will be held at the Warren Place Doubletree Hotel located at 61st and Yale in
Tulsa, Oklahoma from 8:00 am to 11:00 am on Saturday, November 13th.

A Corporate Vision discounted room rate has been negotiated for Friday, November 12th and Saturday
November 13th. The discounted room rate will be $69 per night and reservations must be made by Friday, October 29th in order to qualify for the special rate. It is strongly advised that you make your reservations as early as possible since a limited number of rooms are available and the hotel has informed us that this is a busy time of the year! A
Continental Breakfast will be available beginning at 8:00 am and the meeting will begin promptly at 8:30 am.

Please call (918) 495-1000 and ask for the Reservation
Department and identify yourself as a part of Corporate
Vision in order to qualify for the special rate.

Corporate Vision, Inc has had an active 1999 and we look forward to sharing plans for an exciting 2000!

Sincerely,



Raymond A. Hall, Chairman of the Board
Corporate Vision, Inc

Enclosure



*****Please note a press release erroneously listed the hotel location as 71st and Yale instead of 61st and Yale.*****









CORPORATE VISION, INC.
PROXY - ANNUAL MEETING OF STOCKHOLDERS -
November 13, 1999
THIS PROXY IS SOLICITED BY THE BOARD OF
DIRECTORS


The undersigned, a holder of Common Stock of Corporate
Vision, Inc an Oklahoma corporation (the "Company"), hereby appoints Raymond A. Hall and Keith Anderson and each of them, the proxies of the undersigned, each with full power of substitution, to represent and vote for the undersigned all of the shares of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on November 13, 1999 and any adjournments thereof, as follows:




1.	The election of six (6) members to the Board of
Directors to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

FOR all nominees listed below

WITHHOLD AUTHORITY
to vote for all nominees listed below.

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the name below.)

Keith A.  Anderson       Raymond A. Hall
Joseph B. Seibert        Dale W. Ogden
William R. Hale          Craig L. Trieber







2.	The ratification of the appointment of  Cross and
Robinson as independent public accountants of the Company for 1999.

For		  Against
Abstain


3.	Upon such other matters as may properly come
before the meeting and any adjournments thereof.

For 		Against
Abstain





The undersigned herby revoke all previous proxies to vote at the Annual Meeting.

THIS PROXY, WHEN EXECUTED WILL BE VOTED IN
ACCORDANCE WITH THE INSTRUCTIONS HEREON.
IF NO DIRECTION IS MADE, THIS PROXY WHEN
EXECUTED WILL BE VOTED FOR THE ELECTION OF
THE SIX DIRECTORS NAMED IN PROPOSAL 1 AND
FOR PROPOSALS 2,3,4, AND 5 AS SAID  AND
PROXIES SHALL DEEM ADVISABLE ON SUCH
OTHER BUSINESSS AS MAY COME BEFORE THE
MEETING.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy
Statement October 12, 1999 relating to the Annual Meeting.





Signature of Shareholder(s)


Social Security Number (s)

The signature(s) hereon should correspond exactly with the name(s) of he Shareholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If Signer is a corporation or partnership please sign the full corporate or partnership name, and give the title of the signing officer or general partner.

Date:__________________________________1999



PLEASE MARK, SIGN, DATE AND RETURN THE
PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

IT IS IMPORTANT THAT YOU VOTE.









NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held November 13, 1999
8:00 A.M.

Doubletree Hotel Warren Place
6110 S Yale
Tulsa, OK 74136



To the Stockholders of Corporate Vision, Inc.:


The annual meeting of stockholders of Corporate Vision, Inc, an Oklahoma corporation (the "Company"), will take place at the Doubletree Hotel Warren Place 6110 S Yale
Tulsa, OK 74136 at 8:00 A.M. (local time) for the following purposes:

1.	To elect six directors to serve until the next annual
meeting of stockholders and until their successors have been duly elected and qualified;

2.	To ratify the appointment of Cross & Robinson as
independent auditors for the fiscal year ending
December 31, 1999;

3.	To transact such other business as may properly
come before the meeting and any adjournments thereof.

The Board of Directors has fixed October 22, 1999 as the record date for determining stockholders entitled to notice of and to vote at the meeting. A list of those stockholders will be open for examination at the offices of the Company for a period of ten days prior to the meeting and also will be available for inspection at the meeting.

Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope in order to ensure representation of your shares. No postage need be affixed if the proxy is mailed in the United States.




BY ORDER OF THE BOARD OF DIRECTORS







Raymond A. Hall, Sr., Chairman



Keith A. Anderson, CEO & Director








CORPORATE VISION, INC.
PROXY STATEMENT


ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 13, 1999



GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Corporate Vision, Inc. ("CVIA" or "the Company") for use at the Annual Meeting of Stockholders to be held November 13,
1999, 8:00 a.m. local time, at The Doubletree Hotel Warren Place, 6110 Yale Tulsa, OK 74136, or any adjournments thereof (the "Annual Meeting") for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.
October 22, 1999, is the record date for determination of stockholders of the Company entitled to vote at the Annual Meeting (the "Record Date"). Each share of the Company's common stock outstanding (the "Common Stock"), entitles the holder thereof to one vote on all matters. The holders of a majority of the Common Stock present in person or represented by proxy will constitute a quorum for transaction of business at the Annual Meeting.

This Proxy Statement and the Form of Proxy will be sent to the Company's Stockholders on or about October 22, 1999.

You may revoke your proxy at any time before it is voted by executing and filing with the Company a revocation of your proxy, a subsequently dated proxy or by voting in person at the Annual Meeting. Shares represented by properly executed proxies will be voted at the Annual Meeting as specified, unless such proxies are subsequently revoked as provided above. If no choice is specified on a valid, unrevoked proxy, the shares will be voted as recommended by the Board. Proxies will also authorize the shares represented thereby to be voted on any matters not known as of the date of this Proxy Statement that may properly be presented for action at the Annual Meeting.



ITEM 1. ELECTION OF DIRECTORS



The Bylaws of the Company provide that its Board of Directors shall consist of not less than one (1) nor more than seven (7) members as fixed by resolution of its Board of Directors or shareholders. Directors are elected each year for one-year terms. The stockholders will elect six directors for the coming year.

The Board has nominated the current directors, Keith A. Anderson, Raymond A. Hall, William R. Hale, Joseph B. Seibert, Dale W. Ogden and Craig L. Trieber for election at the Annual Meeting for a term expiring at the 2000 Annual Meeting, and until their successors are elected. Each such person presently serves as directors of the Company and has agreed to serve, if elected. If any nominee should refuse or be unable to serve, the proxy will be voted for such other person as shall be designated by the Board of Directors to replace the nominee, but management of the Company has no knowledge that any nominee will refuse or be unable to serve.

At the Annual Meeting, the shares of Common Stock represented by proxies will be voted in favor of (unless otherwise directed) the election of the nominees named below. While it is not anticipated, if any nominee is unable or should decline to serve as a director at the date of the Annual Meeting, such proxies will be voted for persons proposed by the Board.











Nominees for Election as Directors to Serve Until Next
Annual Meeting



Directors and Executive Officers

The executive officers and directors of the Company and their ages are as follows:

Name and Position					Age

Raymond A. Hall		  			62
Chairman of the Board of Directors
Chief Operating Officer

Keith A. Anderson					37
President, Chief Executive Officer & Director

Dale W. Ogden	    				60
Corporate Treasurer and Director

Craig L. Treiber 					53
Secretary of the Board of Directors

Joseph B Seibert 					67
Vice Chairman of the Board of Directors

William R. Hale  					68
Assistant Secretary of the Board of Directors



Raymond A. Hall has served as Director and Chairman of the Board since August 1998. Mr. Hall is the President of an independent investment firm in Tulsa, OK. He has also served as President and Chairman of various civic organizations.

Keith A. Anderson joined the Company as President, Chief
Executive Officer and Director in August of 1998.  Mr.
Anderson founded Anderson Makati Corporation, an international oil and gas logistics company, in 1993. He served as President of Anderson Makati in the past and is currently Chairman of the Board. From 1986 to 1993 Mr.
Anderson was Vice President of Operations for RTA Inc., an international industrial, oil and gas, agricultural venture capital investment group and real estate developer. Mr.
Anderson holds degrees in business and economics from Baylor University and Texas A&M.

Dale W. Ogden, has served as Director and Treasurer Since September 1998. Mr. Ogden is President and Owner of
Ogden Incorporated P.C., a public accounting firm. Mr. Ogden has been involved in the accounting profession for more than twenty five years and has been serving both public and private clients in Oklahoma, Arkansas, and Texas for the past 20 years. Mr. Ogden has a Masters in Accountancy from Florida State University and a BS from the University of Tulsa.

Craig L. Treiber has served as a Director and Secretary of the Board since August, 1998. Mr. Treiber has an extensive background in domestic and international business management, administration and technical operations management. Mr. Treiber has been involved in oil and gas, industrial marketing, environmental and hazardous waste service remediation services. He has been involved in many projects in Central America, Dominican Republic and the Southwestern United States. Mr. Treiber holds a B.Sc
Degree (with Master credits) in Business with honors and Distinction in Industrial Administration from the University of Connecticut.

Joseph B. Seibert has served as a Director since August
1998. Mr. Seibert is retired and private investor. Mr. Seibert has an extensive background in the oil drilling business, golf course architecture, and landscaping enterprises. Mr. Seibert has founded and managed many successful companies in his fields of expertise. Mr. Seibert has a BS in Petroleum
Geology from the University of Tulsa.

William R Hale has served as a Director since August 1998.
Mr. Hale retired from IBM after 22 years of service after participating in IBM's marketing, product planning and Academic Relations areas. Currently Mr. Hale is a Private
Investor, high school teacher and active in Volunteer Work.
Mr. Hale holds an Engineering degree and graduate degree from Texas A&M.



With the exception of Mr. Anderson, Mr. Hall and Mr.
Ogden, none of the directors are, or have been, employed by the Company. There are no family relationships between any directors or executive officers.

The election of the nominees requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon.

The business of the Company is managed under the direction of the Board. The Board presently consists of six directors, three of which are outside members and three of which are officers of the Company. The Board members will serve until their successors are elected at the 2000 Annual Meeting, unless they resign or are removed as provided in the Bylaws.


Since August of 1998 the Board of Directors has met approximately once a month each and every month.

In connection with their service on the Board, each director, including the employee directors, was paid $400 per meeting or the equivalent of $400 of CVIA common stock at the current value on the day of the meeting.

At present, the Board of Directors has no standing committees. The Board may, at its discretion, designate one or more standing committees as are necessary in the future to help manage the business and affairs of the Company.

The Board unanimously recommends a vote FOR the election of each of the nominees listed above.


SECURITY OWNERSHIP OF PRINCIPAL
STOCKHOLDERS AND MANAGEMENT

The following tables show beneficial ownership as of December 31, 1996 of the Company's Common Stock by, (i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock; (ii) each of the Company's directors; (iii) each named executive officer of the Company; and (iv) all directors and executive officers as a group:

Name and Address of Beneficial Owner 	Shares Owned
Beneficially

Relationship to Registrant			Percent of Class


Keith  A. Anderson	   			173,576
C/O Corporate Vision,Inc			4.79%
6130 S Memorial Drive
Tulsa, OK 74133
CEO & Director

Raymond A. Hall	      			167,008
C/O Corporate Vision,Inc			4.61%
6130 S Memorial Drive
Tulsa, OK 74133
Chairman & COO

Craig L. Treiber	     			106,508
C/O Corporate Vision,Inc 			2.91%
6130 S Memorial Drive
Tulsa, OK 74133
Director

Dale  W. Ogden           97,364
C/O Corporate Vision,Inc	  2.69%
6130 S Memorial Drive
Tulsa, OK 74133
Director & CFO

Joseph B. Seibert        49,972
C/O Corporate Vision,Inc 	1,32%
6130 S Memorial Drive
Tulsa, OK 74133
Director

William R. Hale	      			47,304
C/O Corporate Vision,Inc			1.31%
6130 S Memorial Drive
Tulsa, OK 74133
Director


EXECUTIVE COMPENSATION

The table below shows information concerning the annual and long-term compensation for services in all capacities to the Company earned in excess of $100,000 during the year ended December 31, 1998 for the Chief Officer and other executive officers of the Company:

                               Summary Compensation

No Board Member, Executive or Officer of the company received compensation in excess of $100,000 in 1998.


RELATED PARTY TRANSACTIONS

Described below are the transactions, or series of similar transactions, in excess of $60,000 involving the Company and its officers or directors:

Keith A. Anderson, CEO and Director, has beneficial ownership of an additional 173,576 shares through Anderson
Makati. These share represent and additional 4.79%. All shares held my Mr. Anderson where purchased prior to his becoming an officer or Director of Corporate Vision, Inc.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES
 EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who beneficially own more than ten percent of a registered class of the company's equity securities, to file initial reports of securities ownership of the Company and reports of changes in ownership of equity securities of the Company with the Securities and Exchange
Commission ("SEC"). Such persons also are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

To the Company's knowledge, during the fiscal year ended December 31, 1996, the Company's officers and directors complied with all applicable Section 16(a) filing requirements. These statements are based solely on a review of the copies of such reports furnished to the Company by its officers and directors and their written representations that such reports accurately reflect all reportable transactions.


REPORT OF THE BOARD OF DIRECTORS

The Board of Directors, which consists of six directors, three of which are outside members and three of which are officers of the Company, establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executive officers. The Company does not have a separate Compensation Committee of its Board of Directors. The Company's objective is to ensure that executive compensation be directly linked to ongoing improvement in corporate performance and increasing shareholder value. The following objectives are guidelines for compensation decisions:

Job Classification. The Company assigns a job grade to each salaries position, and each job grade has a salary range, which is based on national salary surveys. These salary ranges are reviewed annually to determine parity with national compensation trends, and to ensure that the Company maintains a competitive compensation structure.

Competitive Salary Base. Actual salaries are based on individual performance contributions within a competitive salary range for each position established through job evaluation and market comparisons. The salary of each corporate officer is reviewed annually by the Board of Directors.

Stock Option Programs.  The purposes of the Company's
ESOP and SOP are to provide additional incentives to employees to work to maximize shareholder value. The
ESOP is open to all full-time employees of the Company and the SOP is open to participation by key employees and other persons as determined by the Board, based upon a subjective evaluation of the key employee's ability to influence the Company's long-term growth and profitability. Stock options under the ESOP may be granted at the current market price at the time of the grant or under the SOP at prices as determined by the Board.

With specific reference to the Chief Executive Officer, the Board attempts to exercise great latitude in setting salary and bonus levels and granting stock options. Philosophically, the Board attempts to relate executive compensation to those variables over which the individual executive generally has control. The Chief Executive Officer has the primary responsibility for improving shareholder value for the whole Company.

The Board believes that it's objectives of linking executive compensation to corporate performance results in alignment of compensation with corporate goals and shareholder interest. When performance goals are met or exceeded, shareholders' value is increased and executives are rewarded commensurately. The Board believes that compensation levels during 1998/1999 adequately reflect the Company's compensation goals and policies.

In 1993, the Internal Revenue Code was amended to add
section 162(m), which generally disallows a tax deduction for compensation paid to a company's senior executive officers in excess of $1 million per person in any year. Excluded from the $1 million limitation is compensation which meets pre-established performance criteria or results from the exercise of stock options which meet certain criteria. While the Company generally intends to qualify payment of compensation under section 162(m), the Company reserves the right to pay compensation to its executives from time to time that may not be tax deductible.



ITEM 2.  RATIFICATION OF INDEPENDENT
AUDITORS

Cross & Robinson, Certified Public Accountants, audited the Company's financial statements for the fiscal year ended December 31, 1998, and the Board of Directors has appointed that firm to audit the financial statements of the Company for the year ended December 31, 1999. The Board wishes to obtain from the stockholders a ratification of the Board's action in appointing Cross & Robinson, and such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. The engagement of Cross & Robinson for audit services has been approved by the Board. Representatives from Cross & Robinson are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so. These representatives will also be available to respond to appropriate questions.

In the event the appointment of Cross & Robinson, as independent auditors for fiscal year 1999, is not ratified by the stockholders the adverse vote will be considered as a direction to the Board to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year 1999 will be permitted to stand unless the Board finds other good reason for making a change.



VOTING PROCEDURES

The vote required for the election of directors is the affirmative vote of the majority of votes of the shares represented at the Annual Meeting. Unless authority to vote for any director is withheld in the proxy, votes will be cast in favor of election of all of the nominees. Votes withheld from election of directors are counted as votes "against" election of directors. The vote required for the approval of the stockholders' proposal is the affirmative vote of a majority of votes of the shares represented at the meeting. If no vote is marked with respect to any matter, the shares will be voted in accordance with the Board of Directors' recommendations. Broker non-votes, if any, will not be counted as shares present at the meeting in respect of each matter voted upon. The percent of votes cast as to each matter is calculated by dividing the number of each of the votes "for," "against," and "abstaining" by the total number of shares represented at the meeting. All shares of Common Stock vote together as one class.



STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL
MEETING


Any proposals of stockholders intended to be considered by the Company for inclusion in the proxy materials for the 2000 Annual Meeting of Stockholders must be received by the Company by August 31, 2000. Such proposals should be directed to Corporate Vision, Inc., Attention: Secretary,
6130 S Memorial Drive Tulsa, OK 74133. No stockholder proposals were received for inclusion in this Proxy
Statement.


OTHER MATTERS


The Company is not aware of any other business to be represented at the Annual Meeting. However, should any additional matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters which may come before the meeting.



PROXY SOLICITATION


All expenses in connection with solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally by telephone, telecopy or telegraph by Company officers and employees. Brokers, banks, nominees, fiduciaries and other custodians will be requested to solicit beneficial owners of shares and will be reimbursed for their expenses.



ADDITIONAL INFORMATION AVAILABLE


The Company files an Annual Report on Form 10-K with the
Securities and Exchange Commission. Stockholders may obtain a copy of this report (without exhibits), without charge, by writing to Corporate Vision, Inc., 6130 S
Memorial Drive Tulsa, OK 74133.







BY ORDER OF THE BOARD OF DIRECTORS


_____________________
Raymond A. Hall, Sr.
Chairman



_____________________
Keith A. Anderson
CEO & Director



Tulsa, Oklahoma
October 13, 1999

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